Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Provention Bio, Inc. (“Provention Bio”) on Form 10-Q for the period ending September 30, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), I, Andrew Drechsler, Chief Financial Officer of Provention Bio, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Provention Bio.

Date: November 5, 2019

/s/ Andrew Drechsler
Andrew Drechsler
Chief Financial Officer